UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 16, 2016
MAN FRM MANAGED FUTURES STRATEGIES LLC
 (Exact name of registrant as specified in its charter)
Delaware	0-52505	30-0408280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o FRM Investment Management (USA) LLC
452 Fifth Avenue, 26th Floor
New York, New York 10018
(Address of principal executive offices)
(Zip Code)

212-649-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a) FRM Investment Management (USA) LLC is the manager (the “Manager”) of Man FRM Managed Futures Strategies LLC (the “Fund”).  On June 16, 2016, the Manager, on behalf of the Fund, dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund.

The reports of PwC on the Fund’s financial statements for each of the fiscal years ended December 31, 2014 and December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and December 31, 2015 and during the period from December 31, 2015  through the date of this Form 8-K, the Fund has had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter thereof in their reports on the financial statements of the Fund for such periods. There were no reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the fiscal years ended December 31, 2014 and December 31, 2015 or during the subsequent period from December 31, 2015 through the date of this Form 8-K.

The Manager, on behalf of the Fund, requested that PwC furnish a letter addressed to the Commission stating whether PwC agrees with the above statements.  A copy of PwC’s letter dated June 21, 2016, is filed as an Exhibit hereto.

(b) On June 16, 2016, the Manager, on behalf of the Fund, recommended the appointment of Ernst & Young Ltd. (“EY”) to serve as the independent registered public accounting firm for the Fund subject to the completion of its standard client acceptance procedures.  During the fiscal years ended December 31, 2014 and December 31, 2015 and during the interim period from December 31, 2015  through the date of the engagement of EY, the Manager has not consulted EY on behalf of the Fund with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP dated June 21, 2016 regarding the disclosures contained in Item 4.01(a) of this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MAN FRM MANAGED FUTURES STRATEGIES LLC

By:	FRM Investment Management (USA) LLC
Its:	Manager

By:	/s/ Linzie Steinbach
Name: Linzie Steinbach
Position: Principal Financial Officer

Date:  June 22, 2016

 MAN FRM MANAGED FUTURES STRATEGIES LLC
FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP dated June 21, 2016 regarding the disclosures contained in Item 4.01(a) of this Form 8-K.